                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Lannett Company, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Farber, the Chief Executive Officer of the Company, and I, Larry Dalesandro, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 8, 2004                           /s/ William Farber
                                                   -----------------------------
                                                   William Farber,
                                                   Chief Executive Officer

Dated: September 8, 2004                           /s/ Larry Dalesandro
                                                   -----------------------------
                                                   Larry Dalesandro,
                                                   Chief Financial Officer

                                                                              98